SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  January 30, 1997
(Date of earliest event reported)

Commission File No. 333-21263




                      Norwest Asset Securities Corporation
                      ------------------------------------




              Delaware                                   52-1972128
              --------                                   ----------
    (State of Incorporation)               (I.R.S. Employer Identification No.)




5325 Spectrum Drive, Frederick, Maryland                         21703
---------------------------------------------------        ----------------
    Address of principal executive offices                     (Zip Code)




                                 (301) 846-8881
                                 --------------
               Registrant's Telephone Number, including area code





              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.  Other Events
         ------------

     On January 30, 1997, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1997-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-PO, Class A-R, Class M, Class B-1 and Class B-2 (the "Offered Certificates"), having an aggregate original principal balance of $183,641,212.03. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of January 30, 1997, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank"), Firstar Trust Company, as trustee, and First Union National Bank of North Carolina, as trust administrator (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1997-1, Class B-3, Class B-4 and Class B-5, having an aggregate initial principal balance of $1,388,250.48 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

     As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.25% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Private Certificates, distributions on which are subordinated to distributions on the Offered Certificates.

     Interest on the Offered Certificates (other than the Class A-PO Certificates) will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

     An election will be made to treat the Trust Estate as two REMICs for federal income tax purposes (the "Upper-Tier REMIC" and "Lower-Tier REMIC," respectively). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A--8, Class A-PO, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class A-R and Class A-LR Certificate will be treated as the "residual interests" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                           Description
-----------                           -----------

         (EX-4)                       Pooling    and    Servicing
                                      Agreement,   dated   as  of
                                      January  30,  1997,   among
                                      Norwest  Asset   Securities
                                      Corporation,  Norwest  Bank
                                      Minnesota,         National
                                      Association,  Firstar Trust
                                      Company,  as  trustee,  and
                                      First Union  National  Bank
                                      of North Carolina, as trust
                                      administrator.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NORWEST ASSET SECURITIES CORPORATION

January 30, 1997

                                          /s/ B. David Bialzak
                                          --------------------
                                          B. David Bialzak
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.    Description                                        Electronic (E)
-----------    -----------                                        --------------


   (EX-4)      Pooling and Servicing                                E
               Agreement, dated as of January 30, 1997 among Norwest Asset Securities Corporation, Norwest Bank
               Minnesota, National Association, Firstar Trust
               Company, as trustee, and First Union National Bank of North Carolina, as trust administrator.